TIFF Investment Program (“TIP”)

Supplement dated January 2, 2019

to the TIP Prospectus dated April 30, 2018, as Supplemented September 20, 2018

This supplement provides new and additional information to the TIP prospectus dated April 30, 2018, as supplemented September 20, 2018.

The following information is added to the cover page of the TIP prospectus:

Beginning on January 2, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of TIFF Multi-Asset Fund’s and TIFF Short-Term Fund’s (together, the “Funds”) annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of these reports from the Funds. Instead, these reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically at any time by calling TIFF Member Services at 800-984-0084 or by sending an e-mail request to memberservices@tiff.org.

You may elect to receive all future shareholder reports in paper free of charge. You can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by calling TIFF Member Services at 800-984-0084 or by sending an e-mail request to memberservices@tiff.org. Your election to receive reports in paper will apply to all TIP funds that you hold.

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On December 11, 2018, the Board of Trustees of TIP (“Board”) approved money manager agreements between TIP and each of Deep Basin Capital LP (“Deep Basin”) and Strategy Capital LLC (“Strategy Capital”), new money managers managing assets on behalf of TIFF Multi-Asset Fund (“Multi-Asset Fund” or “MAF”).

Marathon Asset Management, LLP, SandPointe Asset Management, LLC, and Shapiro Asset Management LLC no longer manage assets for MAF, so all references to the firms are hereby deleted under the headings “Money Managers and Their Strategies” and “Money Manager Fee Arrangements and Portfolio Managers.”

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The following paragraph is added under the heading “Money Managers and Their Strategies” on page 12 of the prospectus, after the description of AQR Capital Management, LLC and before the description of Fundsmith, LLP:

Deep Basin Capital LP invests primarily in global equity securities in the energy and energy-exposed sectors, with a beta-neutral strategy that seeks to isolate idiosyncratic, asset-driven alpha in these sectors. Deep Basin uses a broad market, multi-factor model to understand the systematic, industry and style factor risks that each idea brings to the portfolio and constrains the portfolio to being 80%+ idiosyncratic risk. Deep Basin’s investment strategy utilizes short selling, and Deep Basin may have gross exposure of up to 350% of net assets (long exposure of up to 175% of net assets and short exposure of up to 175% of net assets). Actual long and short exposures will vary according to market conditions.

The following paragraph is added under the heading “Money Managers and Their Strategies” on page 14 of the prospectus, before the description of TB Alternative Assets Ltd.:

Strategy Capital LLC invests primarily in U.S. equity securities, managing a concentrated portfolio of investments in companies believed to have sustainable, long-term competitive advantages. Strategy Capital’s research process is focused on competitive dynamics, industry structure and long-term business strategy. The portfolio tends to have exposure to growth sectors of the U.S. economy.

The following paragraph is added to the Multi-Asset Fund section under the heading “Money Manager Fee Arrangements and Portfolio Managers” on page 25 of the prospectus, after the description of AQR Capital Management, LLC and before the description of Fundsmith, LLP:

Deep Basin Capital LP (6 Suburban Avenue, Stamford, CT 06901) is compensated in part based on assets and in part based on performance. The asset-based fee, payable monthly and calculated on all assets comprising the portfolio, steps down from 1.50% per year at account inception, to 1.325% per year from September 1, 2019, to 1.20% per year from and after September 1, 2020. If after September 1, 2021, Deep Basin manages over $750 million in Deep Basin’s aggregate strategy assets for two consecutive quarters, the manager will receive 1.125% per year on all assets comprising the portfolio. For the performance-based fee, the manager receives 16.25% of the portfolio’s capital appreciation, subject to a high-water mark, calculated over 12-month periods ending December 31. Matthew Smith (Founder, Chief Executive Officer and Chief Investment Officer) founded Deep Basin in 2017. Prior to founding Deep Basin, Mr. Smith was a portfolio manager at Citadel’s Surveyor Capital. He joined Citadel’s Surveyor Capital in 2010 as a senior analyst and was promoted to portfolio manager in 2012. Deep Basin is expected to begin managing assets in January 2019.

The following information replaces similar information for Hosking Partners LLP found on page 25 of the prospectus:

Hosking Partners LLP (2 St. James’s Market, London SWIY 4AH, United Kingdom)

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The following paragraph is added to the Multi-Asset Fund section under the heading “Money Manager Fee Arrangements and Portfolio Managers” on page 27 of the prospectus, before the description of TB Alternative Assets Ltd:

Strategy Capital LLC (One First Street, Suite 13, Los Altos, CA 94022) is compensated in part based on assets and in part based on performance. The asset-based fee, payable monthly and calculated on all assets comprising the portfolio, decreases as Strategy Capital’s assets under management, excluding TIFF assets and assets of Strategy Capital and its affiliates (“Total Manager Assets”), increases. For purposes of this calculation, ‘‘TIFF assets’’ means the daily average over the applicable period of Multi-Asset Fund assets plus the assets of other funds advised by TAS or its affiliates that are managed by Strategy Capital. The asset-based fee rate ranges from 0.75% per year when Total Manager Assets is less than or equal to $100 million to a blended rate between 0.1875% and 0.10% per year when Total Manager Assets exceed $2 billion, with five total breakpoints. For the performance-based fee, the manager receives a certain percentage of the amount by which the value of the account exceeds the value of a hurdle account, determined by reference to the S&P 500 Total Return Index, calculated over 12-month periods ending December 31. The performance-based fee rate is also a function of Total Manager Assets. If Total Manager Assets are (i) less than or equal to $100 million, the performance-based fee rate is 10%; (ii) more than $100 million and less than or equal to $200 million, the performance-based fee rate is 15%; (iii) more than $200 million and less than or equal to $2 billion, the performance-based fee rate is 20%; (iv) more than $2 billion and less than or equal to $2.5 billion, the performance-based fee rate is 15%; or (v) more than $2.5 billion, the performance-based fee rate is 10%. Hamilton Helmer (Co-Founder, Chief Investment Officer) and John Rutherford (Co-Founder, Chief Operating Officer and Chief Compliance Officer) founded Strategy Capital in 2013. Prior to founding Strategy Capital, Mr. Helmer was a professor at Stanford University and the founder and managing partner of Helmer & Associates, a strategy consultancy that served major corporate clients. Prior to founding Strategy Capital, Mr. Rutherford was a co-founder of Parthenon Capital Partners, a mid-market private equity firm. Strategy Capital is expected to begin managing assets in January 2019.

Please keep this supplement for future reference.

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